UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2021

GXO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40470	86-2098312
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two American Lane, Greenwich, Connecticut 06831

(Address of principal executive offices)

203-489-1287

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GXO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry Into a Material Definitive Agreement.

On September 29, 2021, GXO Logistics, Inc. (“GXO” or the “Company”), following review and approval by the Board of Directors and the Audit Committee, entered into a registration rights agreement (the “Registration Rights Agreement”) with Jacobs Private Equity, LLC (“JPE”), an affiliate of Brad Jacobs, GXO’s chairman. The Registration Rights Agreement provides certain holders of shares of GXO common stock, par value $0.01 per share (the “Common Stock”), with certain rights to cause the Company to register the sale of Common Stock, other than any such securities that are then freely transferable without registration pursuant to Rule 144 under the Securities Act of 1933, as amended, without limitation as to volume, manner of sale or other restrictions under Rule 144. The Registration Rights Agreement refers to the securities that are subject to registration as “Registrable Securities.”

Holders of Registrable Securities representing no less than a majority of the Common Stock constituting Registrable Securities may request registration of the sale of such securities by giving the Company written notice thereof. Such majority holders may request a total of three demand registrations.

If the Company registers its securities on a registration statement that permits the inclusion of the Registrable Securities, the Company must give JPE prompt written notice thereof (subject to certain exceptions). The Company must then include on such registration statement all Registrable Securities requested to be included therein (subject to certain exceptions).

The Registration Rights Agreement also contains customary provisions relating to expenses and indemnification.

The description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed hereto as Exhibit 4.1 and is incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Registration Rights Agreement by and among Jacobs Private Equity, LLC and GXO Logistics, Inc., dated as of September 29, 2021
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2021	GXO LOGISTICS, INC.

By:	/s/ Baris Oran
Baris Oran
Chief Financial Officer